Liabilities (Forum Energy PLC)	12 Months Ended
Dec. 31, 2011
Forum Energy PLC
Liabilities

14	LIABILITIES

Group
	2011	2010
Current	US$’000	US$’000

Trade payables	388	109
Other payables	3,445	2,099
Employee benefits	118	118
Tax payable	13	26

	3,964	2,352

Included in other payables is an amount of US$3,297,357 (2010: US$1,176,684) relating to additional costs on the acquisition of Basic Petroleum & Mineral Inc. (now Forum Energy Philippines Corporation) payable out of future Galoc oil field revenues (Note 21).

All amounts fall due for payment within one year.

Non-current liabilities

Loan facility	6,000	–
Other payables	3,915	3,915
Decommissioning liabilities	14	79

	9,929	3,994

The loan facility of U$10 million was entered into on 24 November 2010 and is available for a three year period with an interest charge of US LIBOR + 4.5% on funds borrowed. As at 31 December 2011 US$6 million has been drawn down under the facility (Note 20).

Included in other payables is the following:

Under the share purchase agreement for Forum Exploration Inc. dated 11 March 2003, amounts of up to US$3.915 million (2010: US$3.915 million) are due to the vendor out of the Group’s share of future net revenues generated from licence SC40. The liability is in Philippine Peso and any movement during the year is due to changes in exchange rate only. The timing and extent of such payments is dependent upon future field production performance and cannot be accurately determined at this stage.